o 652 SAA-2

                          SUPPLEMENT DATED MAY 1, 2003
                               TO THE STATEMENT OF
                            ADDITIONAL INFORMATION OF
                               FRANKLIN TEMPLETON
                        NON-U.S. DYNAMIC CORE EQUITY FUND
                               dated April 1, 2003



The Statement of Additional Information is amended as follows:

The first paragraph section under Management and Other Services on page 16 is replaced with the following:

 MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Templeton Alternative Strategies, Inc. The Manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.


                           Please keep this supplement
                              for future reference